--------------------------------------------------------------------------------
                                  John Hancock
                                  Bank
                                    and Thrift
                                  OPPORTUNITY FUND



SEMI
ANNUAL
REPORT


4.30.03


                              [LOGO] John Hancock

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



--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
---------------------------
Your fund at a glance
page 1
---------------------------
Managers' report
page 2
---------------------------
Fund's investments
page 6
---------------------------
Financial statements
page 10
---------------------------
For your information
page 25
---------------------------


Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up - not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,



/s/Maureen R. Ford,
-------------------
Chairman and Chief Executive Officer


This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks long-term capital appreciation, with moderate income as a secondary objective, by investing primarily in stocks of regional banks and lending companies.


Over the last six months

[ ] The stock market advanced amid volatility caused by economic and war concerns.

[ ] Financial stocks performed in line with the market, but bank stocks lagged for the first time in several years.

[ ] Banks with strong mortgage-banking and fixed-income businesses had the best gains.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Bank and Thrift Opportunity Fund". Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 3% with 0% at the bottom and 6% at the top. The first bar represents the 5.18% total return for John Hancock Bank and Thrift Opportunity Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

3.1%     Wachovia Corp.
3.1%     Zions Bancorp.
3.0%     SouthTrust Corp.
3.0%     Wells Fargo & Co.
2.9%     Bank of America Corp.
2.9%     Compass Bancshares, Inc.
2.9%     FleetBoston Financial Corp.
2.8%     U.S. Bancorp
2.6%     M&T Bank Corp.
2.6%     Comerica, Inc.

As a percentage of net assets on April 30, 2003.

BY JAMES K.  SCHMIDT,  CFA,  LISA A.  WELCH  AND  THOMAS C.  GOGGINS,  PORTFOLIO
MANAGERS


John Hancock
Bank and Thrift
Opportunity Fund

MANAGERS'
REPORT

Stocks advanced over the last six months, but the period was volatile, fueled by concerns about the weak economy, its impact on corporate earnings and the war in Iraq. When the period began last November, stocks were rebounding from a summer sell-off. The market stalled shortly into the new year as war fears grew leading up to the March invasion. April saw another rally as the war wound down and corporate earnings were better than expected. For the six months ended April 30, 2003, the broad market, as measured by the Standard & Poor's 500 Index, returned 4.47%.

Financial stocks performed in line with the market, with the more market-sensitive, higher-risk companies, such as brokerage firms, producing the best results, moving up off of a low base. By contrast, regional banks, after running up strongly for the last two years and leading the financial pack, did less well this period. Investors began to question their ability to maintain the same level of earnings growth in an environment of historically low interest rates and stagnant economic growth.

"Financial stocks performed in line with the market..."

FUND PERFORMANCE EXPLAINED

For  the six  months  ended  April  30,  2003,  John  Hancock  Bank  and  Thrift
Opportunity Fund posted a total return of 5.18% at net asset value. By comparison, the average open-end financial services fund returned 4.95%, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

Just as our heavy focus on regional banks served the Fund well during the last two years of outstanding returns, it held our performance back somewhat in this period, as regional banks -

--------------------------------------------------------------------------------
[Photos' of Jim Schmidt, Lisa Welch and Tom Goggins flush right next to first paragraph.]
--------------------------------------------------------------------------------

particularly mid-cap thrifts and thrift-like banks - underperformed during the period's market rallies.

MORTGAGE BANKING AND BOND TRADING RULE

On an absolute basis, the best performers were banks that had a strong emphasis on mortgage banking and fixed-income activities, such as bond trading, which flourished as investors shunned equities and bought bonds. Mortgage banking remained strong as continually low interest rates prompted individuals and corporations to refinance their homes and balance sheets. Low rates also caused companies needing to raise capital to turn to the bond market rather than the still-weak equity IPO market, generating record bond issuance.

Among the Fund's top performers were First Tennessee National, National City Corp. and Washington Mutual, all of which have hefty mortgage banking businesses. Banks that were relatively cheap on a price-to-earnings basis also did well in the period when concerns grew about bank fundamentals. FleetBoston Financial and Zions Bancorp fit this category. They both had depressed stock prices from problems last year and then produced better-than-expected results in the first quarter.

"...the best performers were banks that had a strong emphasis on mortgage banking and fixed-income activities..."

EARNINGS WORRIES HIT MID CAPS

The Fund's biggest detractors were those that had earnings shortfalls in the first quarter. That prompted investor concerns that revenue growth would be more difficult for banks, especially those in the mid-cap range, as the prolonged low interest-rate environment was beginning to cause margin pressures, at the same time commercial loan growth was not yet

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks-regional 51%, the second is Banks-superregional 29%, the third Thrifts 5%, the fourth Mortgage banking 3%, and the fifth Finance 3%.]
--------------------------------------------------------------------------------

showing signs of picking up. This uncertainty hurt the stocks of Fund holdings North Fork, National Commerce and TCF Financial Corporation. State Street, which we did not own, also pre-announced lower-than-expected earnings, and that hit the stocks of similar, more market-sensitive names, such as Fund holding Mellon Financial.

Longstanding top performer Fifth Third Bancorp. had issues with regulators surrounding its operational infrastructure. We are maintaining our position because we believe Fifth Third has a strong balance sheet and the ability to produce double-digit earnings growth. All of these banks, along with Fund holdings Wells Fargo, Bank One and National Commerce, also suffered from multiple compression, which brought their high price-to-earnings multiples down from trading at a premium to being more in line with their group.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 4-30-3." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]
--------------------------------------------------------------------------------

RETURN TO CONSOLIDATION?

During the period, BB&T's stock tumbled after it announced its intent to buy First Virginia in a deal the market considered too rich. But in our view, the move could signal a pickup in bank consolidations - either as a means for an acquiring bank to

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is First Tennessee National followed by an up arrow with the phrase "Mortgage boon lifts stock." The second listing is Zions Bancorp followed by an up arrow with the phrase "Fundamentals improved." The third listing is Fifth Third followed by a down arrow with the phrase "Market punishes stock over regulatory issues."]
--------------------------------------------------------------------------------

address the challenge of where to find revenue growth, or for a seller to cash in at a higher price now, in case revenue and earnings growth slows.

NON-BANK FINANCIALS HELP

Our stake in non-bank financials served us well for the most part in a period where diversification helped. Brokerage firms Lehman Brothers and Legg Mason did well because of their fixed-income business, and mortgage banker Fannie Mae benefited from the continuing refinancing trend.

OUTLOOK

We anticipate that bank earnings growth for 2003 over 2002 will be in the high single digits on average. But whereas in the last two years the mid-cap regional banks and thrifts have mostly done well, we anticipate far more variation in results going forward, as some managements better navigate their companies through a potential slow-growth period ahead. That makes individual stock picking and fundamental analysis more critical than ever, and we will continue to apply our experience toward finding and holding onto those banks.

"...we anticipate far more variation in results going forward..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

FINANCIAL STATEMENTS


FUND'S
INVESTMENTS

Securities owned by the Fund on April 30, 2003 (unaudited)

This schedule is divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES                     ISSUER                                          VALUE

--------------------------------------------------------------------------------
COMMON STOCKS 97.28%                                                $740,858,278
--------------------------------------------------------------------------------
(Cost $419,781,179)

Banks - Regional 50.64%                                              385,725,081
65,400                     ABC Bancorp. (GA) 922,140
142,500                    Alabama National Bancorp. (AL) +            6,566,400
108,000                    Allegiant Bancorp., Inc. (MO)               1,858,680
325,383                    AmericanWest Bancorp. (WA)*                 5,538,019
95,879                     AmSouth Bancorp. (AL)                       2,018,253
482,474                    Banknorth Group, Inc. (ME)                 11,521,479
344,846                    BB&T Corp. (NC)                            11,241,980
47,500                     Beverly National Corp. (MA)                 1,042,625
76,500                     BOK Financial Corp. (OK)*+                  2,758,590
140,000                    Camden National Corp. (ME)                  3,549,000
47,708                     Capital City Bank Group, Inc. (FL) +        1,838,189
155,418                    Cascade Bancorp. (OR) +                     2,463,531
184,700                    CCBT Financial Cos., Inc. (MA)              4,177,914
310,000                    Charter One Financial, Inc. (OH)            9,005,500
140,196                    Chittenden Corp. (VT) +                     3,792,302
224,427                    City National Corp. (CA)                    9,239,660
615,200                    Colonial BancGroup, Inc. (AL)               7,831,496
90,000                     Columbia Bancorp. (MD)                      2,307,600
50,962                     Commercial Bankshares, Inc. (FL)            1,718,948
83,378                     Community Banks, Inc. (PA)                  2,417,962
213,100                    Community First Bankshares, Inc. (ND)       5,736,865
650,857                    Compass Bancshares, Inc. (AL)              21,946,898
20,000                     Cullen/Frost Bankers, Inc. (TX)               655,800


See notes to
financial statements.

SHARES                     ISSUER                                          VALUE

68,750                     Desert Community Bank (CA)                 $2,508,687
62,696                     DNB Financial Corp. (PA)                    1,426,334
340,000                    East-West Bancorp., Inc. (CA)              11,509,000
73,000                     Financial Institutions, Inc. (NY)           1,603,810
52,200                     First Charter Corp. (NC) +                    906,714
65,000                     First State Bancorp. (NM)                   1,593,150
170,900                    First Tennessee National Corp. (TN)         7,485,420
20,780                     FNB Bankshares (ME)                           851,980
85,761                     F.N.B. Corp. (FL) +                         2,608,850
101,718                    Fulton Financial Corp. (PA)                 2,028,257
213,987                    Glacier Bancorp., Inc. (MT)                 5,970,237
104,973                    Harleysville National Corp. (PA)            2,781,785
230,000                    Hibernia Corp. (Class A) (LA)               4,167,600
280,096                    Independent Bank Corp. (MI)                 6,674,688
310,000                    Local Financial Corp. (OK) (R)              4,650,000
238,657                    M&T Bank Corp. (NY)                        20,159,357
334,545                    Marshall & Ilsley Corp. (WI)                9,842,314
209,500                    Mercantile Bankshares Corp. (MD)            8,032,230
71,541                     Merrill Merchants Bankshares, Inc. (ME)     1,112,463
50,000                     Mid-State Bancshares (CA)                     920,000
873,392                    National Commerce Financial Corp. (TN)     17,764,793
290,800                    North Fork Bancorp., Inc. (NY)              9,410,288
70,053                     Northrim Bancorp., Inc. (AK)                1,057,800
273,266                    Pacific Capital Bancorp. (CA)               8,911,478
120,000                    Prosperity Bancshares, Inc. (TX)            2,114,400
165,058                    Provident Bankshares Corp. (MD)             4,192,473
154,700                    S&T Bancorp., Inc. (PA) +                   4,261,985
204,850                    Sky Financial Group, Inc. (OH)              4,129,776
849,350                    SouthTrust Corp. (AL) +                    22,814,390
260,330                    Southwest Bancorp. of Texas, Inc. (TX)*     8,846,013
139,500                    Summit Bancshares, Inc. (TX)                3,190,365
450,000                    Synovus Financial Corp. (GA)                8,761,500
213,200                    Taylor Capital Group, Inc. (IL)*            4,485,728
214,008                    TCF Financial Corp. (MN)                    8,474,717
26,500                     TriCo Bancshares (CA)                         650,045
200,000                    UCBH Holdings, Inc. (CA)                    5,088,000
177,901                    Umpqua Holdings Corp. (OR)                  3,495,755
127,390                    Union Planters Corp. (TN)                   3,635,711
136,812                    Univest Corp. (PA)                          4,542,158
142,755                    Valley National Bancorp. (NJ)               3,777,297
67,583                     West Coast Bancorp. (OR)                    1,050,916
106,500                    Whitney Holding Corp. (LA)                  3,597,570
350,000                    Wilmington Trust Corp. (DE)                 9,418,500
97,400                     Yardville National Bancorp. (NJ)            1,774,628
472,825                    Zions Bancorp. (UT) +                      23,296,088

Banks - Superregional 28.52%                                         217,184,986
298,010                    Bank of America Corp. (NC)                 22,067,640
344,880                    Bank One Corp. (OH)                        12,432,924
447,400                    Comerica, Inc. (MI) +                      19,466,374


                                                           See notes to
                                                           financial statements.

SHARES                     ISSUER                                          VALUE

377,563                    Fifth Third Bancorp (OH)                  $18,610,080
827,483                    FleetBoston Financial Corp. (MA)           21,944,849
320,000                    KeyCorp (OH)                                7,715,200
330,000                    Mellon Financial Corp. (PA)                 8,728,500
405,224                    National City Corp. (OH)                   12,140,511
390,500                    PNC Financial Services Group (PA)          17,142,950
161,152                    SunTrust Banks, Inc. (GA)                   9,221,117
961,041                    U.S. Bancorp (MN)                          21,287,058
621,625                    Wachovia Corp. (NC)                        23,752,291
469,861                    Wells Fargo & Co. (CA)                     22,675,492

Broker Services 0.85%                                                  6,472,710
27,000                     Edwards (A.G.) Inc. (MO)                      805,410
90,000                     Lehman Brothers Holdings, Inc. (NY) +       5,667,300

Finance 3.20%                                                         24,375,209
236,900                    CIT Group, Inc. (NY)*+                      4,825,653
449,925                    Citigroup, Inc. (NY)                       17,659,556
100,000                    MBNA Corp. (DE) +                           1,890,000

Insurance 2.78%                                                       21,176,870
110,088                    American International Group, Inc. (NY)     6,379,600
134,000                    MetLife, Inc. (NY) +                        3,849,820
85,000                     Prudential Financial, Inc. (NJ)*            2,717,450
100,000                    XL Capital Ltd. (Class A) (Bermuda)         8,230,000

Investment Management 3.06%                                           23,279,385
200,500                    Affiliated Managers Group, Inc. (MA)*+      9,285,155
53,000                     Eaton Vance Corp. (MA)                      1,579,400
52,000                     Federated Investors, Inc. (Class B) (PA) +  1,419,080
202,500                    Legg Mason, Inc. (MD)                      10,995,750

Mortgage Banking 3.23%                                                24,578,775
112,500                    Countrywide Credit Industries, Inc. (CA) +  7,605,000
122,500                    Fannie Mae (DC)                             8,867,775
140,000                    Freddie Mac (VA)                            8,106,000

Thrifts 5.00%                                                         38,065,262
71,910                     Astoria Financial Corp. (NY)                1,799,188
64,600                     BostonFed Bancorp., Inc. (MA)               1,695,750
225,000                    Commercial Capital Bancorp., Inc. (CA)*     2,925,000
180,500                    GreenPoint Financial Corp. (NY)             8,620,680
80,000                     Hingham Institute for Savings (MA)          2,740,000
65,000                     LSB Corp. (MA)                                869,050
156,800                    PennFed Financial Services, Inc. (NJ)*      4,225,760
124,718                    Superior Financial Corp. (AR)               2,374,631
276,812                    Washington Mutual, Inc. (WA)               10,934,074
50,110                     Webster Financial Corp. (CT)                1,881,129


See notes to
financial statements.

SHARES                     ISSUER                                          VALUE

--------------------------------------------------------------------------------
PREFERRED STOCKS 0.40%                                                $3,001,000
--------------------------------------------------------------------------------
(Cost $2,920,000)

Banks & Thrifts 0.40%                                                  3,001,000
40,000                     Astoria Financial Corp., Ser B, 12.00% (NY) 1,075,000
40,000                     IFC Capital Trust I, 9.25% (IN)             1,024,000
40,000                     MVBI Capital Trust I, 3.43% (MO)**            902,000



                                                   INTEREST         PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                 RATE            (000s OMITTED)         VALUE

-----------------------------------------------------------------------------------------------
BONDS 0.12%                                                                            $937,090
-----------------------------------------------------------------------------------------------
(Cost $770,000)

Banks 0.12%
CSBI Capital Trust I, Sub Cap Income,
 Ser A 06-06-27                                     11.750%                 $770        937,090

-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.99%                                                        $53,269,489
-----------------------------------------------------------------------------------------------
(Cost $53,269,489)

Certificates of Deposit 0.01%
Deposits in mutual banks                                                                 75,525

Joint Repurchase Agreement 2.15%
Investment in a joint repurchase agreement
 transaction with State Street Bank & Trust
 Co. - Date 04-30-03, due 05-01-03 (Secured
 by U.S. Treasury Inflation Indexed Bond
 3.875% due 04-15-29, U.S. Treasury
 Inflation Indexed Notes 3.875% due 01-15-07
 and 3.000% due 07-15-12)                            1.280                16,358     16,358,000

                                                                          SHARES
Cash Equivalents 4.83%
AIM Cash Investment Trust***                                          36,835,964     36,835,964


-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 104.79%                                                          $798,065,857
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.79%)                                               ($36,462,192)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                           $761,603,665
-----------------------------------------------------------------------------------------------

  + All or a portion of this security is on loan on April 30, 2003.

  * Non-income-producing security.

 ** Floating rate effective April 30, 2003.

*** Represents investment of security lending collateral.

(R) This security is exempt from registration  under Rule 144A of the Securities
    Act of 1933. Such securities may be resold,  normally to qualified institutional buyers, in transactions exempt from registration.  Rule 144A securities amounted to $4,650,000 or 0.61% of net assets as of April 30, 2003.

    Parenthetical  disclosure  of a  foreign  country  in the  security  description represents country of a foreign issuer.

    The  percentage  shown for each  investment  category is the total value of that category as a percentage of the net assets of the Fund.


                                                           See notes to
                                                           financial statements.

                                                                               9



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value, including $36,232,083 of
 securities loaned
   Unaffiliated issuers (cost $474,148,080)                         $793,803,190
   Affiliated issuers (cost $2,592,588)                                4,262,667
Cash                                                                          60
Dividends and interest receivable                                      1,066,862
Other assets                                                             166,883
Total assets                                                         799,299,662

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for securities on loan                                        36,835,964
Payable to affiliates                                                    759,983
Other payables and accrued expenses                                      100,050
Total liabilities                                                     37,695,997

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      396,943,038
Accumulated net realized gain on investments                          40,207,640
Net unrealized appreciation of investments                           321,325,189
Accumulated net investment income                                      3,127,798
Net assets                                                          $761,603,665

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on 84,400,000 shares outstanding                                     $9.02



See notes to
financial statements.

10



FINANCIAL STATEMENTS

OPERATONS

For the period ended
April 30, 2003
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (including $40,032 received from affiliated issuers)       $10,002,347
Interest (including securities lending income of $76,739)                411,127

Total investment income                                               10,413,474

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              4,308,552
Administration fee                                                       936,641
Printing                                                                  60,982
Custodian fee                                                             58,901
Registration and filing fee                                               29,126
Legal fee                                                                 26,737
Trustees' fee                                                             20,496
Auditing fee                                                              15,930
Transfer agent fee                                                        14,212
Miscellaneous                                                             11,086
Interest expense                                                             773

Total expenses                                                         5,483,436
Less expense reductions                                                 (187,328)

Net expenses                                                           5,296,108

Net investment income                                                  5,117,366

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                      40,339,439
Change in net unrealized appreciation (depreciation)
 of investments                                                      (16,629,087)

Net realized and unrealized gain                                      23,710,352

Increase in net assets from operations                               $28,827,718


1 Semiannual period from 11-1-02 through 4-30-03.


                                                           See notes to
                                                           financial statements.

                                                                              11



FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease due to the sale of common shares.


                                    YEAR                             PERIOD
                                    ENDED                             ENDED
                                    10-31-02                       4-30-031

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                $9,239,742                  $5,117,366
Net realized gain                    62,746,904                  40,339,439
Change in net unrealized
 appreciation (depreciation)         12,647,511                 (16,629,087)

Increase in net assets resulting
 from operations                     84,634,157                  28,827,718
Distributions to shareholders
From net investment income          (11,181,690)                 (9,831,756)
From net realized gain              (91,547,836)                (62,701,604)
                                   (102,729,526)                (72,533,360)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                 823,404,676                 805,309,307
End of period 2                    $805,309,307                $761,603,665




1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.
2 Including accumulated net investment income of $7,842,188 and $3,127,798, respectively.


See notes to
financial statements.

12


FINANCIAL
HIGHLIGHTS


COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.




PERIOD ENDED                             10-31-98 1       10-31-99      10-31-00        10-31-01       10-31-02       4-30-03 2

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                         $12.01         $11.08        $11.31           $9.53          $9.76           $9.54
Net investment income3                         0.14           0.14          0.19            0.15           0.11            0.06
Net realized and unrealized
 gain (loss) on investments                    0.67           0.40         (1.27)           0.86           0.88            0.28
Total from
 investment operations                         0.81           0.54         (1.08)           1.01           0.99            0.34
Less distributions
From net investment income                    (0.14)         (0.14)        (0.15)          (0.21)         (0.13)          (0.12)
From net realized gain                        (1.60)         (0.17)        (0.55)          (0.57)         (1.08)          (0.74)
                                              (1.74)         (0.31)        (0.70)          (0.78)         (1.21)          (0.86)
Net asset value,
 end of period                               $11.08         $11.31         $9.53           $9.76          $9.54           $9.02
Per share market value,
 end of period                               $11.69          $9.50         $7.81           $7.88          $7.92           $7.59
Total return at market value4 (%)             25.35         (16.44)       (10.58)           9.56 5        15.39 5          6.61 5,6

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RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                 $979           $955          $804            $823           $805            $762
Ratio of expenses
 to average net assets (%)                     1.47           1.48          1.47            1.43           1.43            1.43 7
Ratio of adjusted expenses
 to average net assets8 (%)                       -              -             -            1.45           1.46            1.48 7
Ratio of net investment income
 to average net assets (%)                     1.07           1.29          2.18            1.51           1.11            1.38 7
Portfolio turnover (%)                            6              5            13              27             20               2

1   Per share amounts have been restated to reflect the 4-for-1 stock split effective 12-2-97.
2   Semiannual period from 11-1-02 through 4-30-03. Unaudited.
3   Based on the average of the shares outstanding.
4   Assumes dividend reinvestment.
5   Total return would have been lower had certain expenses not been reduced during the periods shown.
6   Not annualized.
7   Annualized.
8   Does not take into consideration expense reductions during the periods shown.



                                                           See notes to
                                                           financial statements.

                                                                              13



NOTES TO
STATEMENTS

NOTE A
Accounting policies
John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock
Exchange.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees.
Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Discount and premium on securities The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses
The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific


14



fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On April 30, 2003, the Fund loaned securities having a market value of $36,232,083 collateralized by cash in the amount of $36,835,964. The cash collateral was invested in a short-term instrument.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund's average weekly net asset value.

The Fund has an agreement with the Adviser to provide certain administrative services for the Fund. The compensation for the period was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser agreed to limit the administration fee to 0.20% of the Fund's average weekly net assets.
Accordingly, the reduction amounted to $187,328 for the period ended April 30, 2003. The Adviser reserves the right to terminate this limitation in the future with Trustees' approval.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of


                                                                              15



Funds Deferred  Compensation  Plan. The Fund makes  investments  into other John
Hancock  funds,  as  applicable,   to  cover  its  liability  for  the  deferred
compensation.  Investments to cover the Fund's deferred  compensation  liability are recorded on the Fund's books as an other  asset.  The deferred  compensation liability  and the related other asset are always equal and are marked to market on a periodic  basis to reflect any income earned by the  investments as well as any unrealized gains or losses.  The Deferred  Compensation Plan investments had no impact on the operations of the Fund.


NOTE C
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 10-31-02                PERIOD ENDED 4-30-031
                               SHARES             AMOUNT          SHARES              AMOUNT

Beginning of period        84,400,000       $396,952,307      84,400,000        $396,943,038
Reclassification of
capital accounts                    -             (9,269)              -                   -
End of period              84,400,000       $396,943,038      84,400,000        $396,943,038

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.


NOTE D
Investment transactions
Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated $14,082,160 and $83,897,465, respectively.

The  cost  of  investments  owned  on  April  30,  2003,   including  short-term
investments, for federal income tax purposes was $476,867,547.  Gross unrealized
appreciation  and  depreciation  of  investments  aggregated   $328,415,141  and
$7,216,831,   respectively,   resulting  in  net  unrealized   appreciation   of
$321,198,310.  The  difference  between book basis and tax basis net  unrealized appreciation  of  investments is  attributable  primarily to the tax deferral of losses on wash sales.


16


NOTE E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April
30, 2003 is set forth below.

                                      BEGINNING     ENDING
                                      SHARE         SHARE          REALIZED      DIVIDEND       ENDING
AFFILIATE                             AMOUNT        AMOUNT         GAIN          INCOME         VALUE

Desert Community Bank (CA)
 Common stock
 bought:  none                        68,750         68,750             -          $8,250       $2,508,687
 sold:  none

FNB Bankshares (ME)
 Common stock
 bought: 20,780 shares at $567,150    20,780         20,780             -          13,507          851,980
 sold:  none

MVBI Capital Trust (MO)
 Preferred stock
 bought:  none                        40,000         40,000             -          18,275          902,000
 sold:  none

Totals                                                                            $40,032       $4,262,667



                                                                                                        17

INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001 the Fund's Trustees approved the following investment policy changes, which became effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. "Net assets" is defined as net assets plus borrowings for investment purposes. "Primarily owned" means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor's Ratings group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's"), or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND
REINVESTMENT PLAN
The Fund offers its shareholders a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers, or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On February 10, 2003, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                            WITHHELD
                       FOR                  AUTHORITY
--------------------------------------------------------------------------------

Ronald R. Dion         69,221,199           12,488,796

Charles L. Ladner      69,221,850           12,438,145

John A. Moore          69,155,197           12,554,798

Maureen R. Ford        68,870,675           12,839,320

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2003, with the votes tabulated as follows: 71,978,944 FOR, 706,418 AGAINST and 9,024,632 ABSTAINING.

A shareholder proposal recommending that the Board consider merging the Fund into the John Hancock Regional Bank Fund was rejected, with the votes tabulated as follows: 18,516,875 FOR, 24,555,030 AGAINST and 1,703,101 ABSTAINING.

FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Patti McGill Peterson*
Dr. John A. Moore*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSER

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange: BTO

For shareholder assistance
refer to page 20

--------------------------------------------------------------------------------

HOW TO
CONTACT US



On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, NJ 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7054

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469


                                                                              25
--------------------------------------------------------------------------------

[LOGO] John Hancock


  PRESORTED
  STANDARD
U. S. Postage
    PAID
    MIS


1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
      -----------------------
      Maureen R. Ford
      Chairman, President and Chief Executive Officer

Date:    June 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
      -----------------------
      Maureen R. Ford
      Chairman, President and Chief Executive Officer

Date:    June 24, 2003




By:
      -----------------------
      Richard A. Brown
      Senior Vice President and Chief Financial Officer


Date:    June 24, 2003





                                                                     P90SA  4/03
                                                                            6/03